EXHIBIT 21.1

SUBSIDIARIES OF AVIV REIT, INC.

The information below is presented as of April 16, 2012.

Name of Subsidiary	Jurisdiction of Formation
Alamogordo Aviv, L.L.C.	New Mexico
Arkansas Aviv, L.L.C.	Delaware
Arma Yates, L.L.C.	Delaware
Aviv Asset Management, L.L.C.	Delaware
Aviv Financing I, L.L.C.	Delaware
Aviv Financing II, L.L.C.	Delaware
Aviv Financing III, L.L.C.	Delaware
Aviv Financing IV, L.L.C.	Delaware
Aviv Financing V, L.L.C.	Delaware
Aviv Foothills, L.L.C.	Delaware
Aviv Healthcare Capital Corporation	Delaware
Aviv Healthcare Properties Limited Partnership	Delaware
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware
Aviv Liberty, L.L.C.	Delaware
Aviv OP Limited Partner, L.L.C.	Delaware
Avon Ohio, L.L.C.	Delaware
Belleville Illinois, L.L.C.	Delaware
Bellingham II Associates, L.L.C.	Delaware
Benton Harbor, L.L.C.	Illinois
BHG Aviv, L.L.C.	Delaware
Biglerville Road, L.L.C.	Delaware
Bonham Texas, L.L.C.	Delaware
Bradenton ALF Property, L.L.C.	Delaware
Burton NH Property, L.L.C.	Delaware
California Aviv, L.L.C.	Delaware
California Aviv Two, L.L.C.	Delaware
Camas Associates, L.L.C.	Delaware
Casa/Sierra California Associates, L.L.C.	Delaware
Chatham Aviv, L.L.C.	Delaware
Chenal Arkansas, L.L.C.	Delaware
Chippewa Valley, L.L.C.	Illinois
Clarkston Care, L.L.C.	Delaware
Clayton Associates, L.L.C.	New Mexico
Colonial Madison Associates, L.L.C.	Delaware
Columbia View Associates, L.L.C.	Delaware
Columbus Texas Aviv, L.L.C.	Delaware
Columbus Western Avenue, L.L.C.	Delaware
Commerce Nursing Homes, L.L.C.	Illinois
Commerce Sterling Hart Drive, L.L.C.	Delaware
Conroe Rigby Owen Road, L.L.C.	Delaware
CR Aviv, L.L.C.	Delaware
Crooked River Road, L.L.C. Cuyahoga Falls Property, L.L.C.	Delaware Delaware
Danbury ALF Property, L.L.C. Darien ALF Property, L.L.C.	Delaware Delaware
Denison Texas, L.L.C.	Delaware
East Rollins Street, L.L.C.	Delaware
Effingham Associates, L.L.C.	Illinois
Elite Mattoon, L.L.C.	Delaware
Elite Yorkville, L.L.C.	Delaware
Falfurrias Texas, L.L.C.	Delaware
Florence Heights Associates, L.L.C.	Delaware

Fountain Associates, L.L.C.	Delaware
Four Fountains Aviv, L.L.C.	Delaware
Freewater Oregon, L.L.C.	Delaware
Fredericksburg South Adams Street, L.L.C.	Delaware
Fullerton California, L.L.C.	Delaware
Gardnerville Property, L.L.C.	Delaware
Germantown Property, L.L.C.	Delaware
Giltex Care, L.L.C.	Delaware
Great Bend Property, L.L.C.	Delaware
Heritage Monterey Associates, L.L.C.	Illinois
HHM Aviv, L.L.C.	Delaware
Hidden Acres Property, L.L.C.	Delaware
Highland Leasehold, L.L.C.	Delaware
Hobbs Associates, L.L.C.	Illinois
Hot Springs Aviv, L.L.C.	Delaware
Houston Texas Aviv, L.L.C.	Delaware
Hutchinson Kansas, L.L.C.	Delaware
Idaho Associates, L.L.C.	Illinois
Iowa Lincoln County Property, L.L.C.	Delaware
Jasper Springhill Street, L.L.C. Kansas Five Property, L.L.C.	Delaware Delaware
Karan Associates, L.L.C.	Delaware
Karan Associates Two, L.L.C.	Delaware
KB Northwest Associates, L.L.C.	Delaware
Kingsville Texas, L.L.C.	Delaware
Little Rock Aviv, L.L.C.	Delaware
Manor Associates, L.L.C.	Delaware
Mansfield Aviv, L.L.C.	Delaware
Massachusetts Nursing Homes, L.L.C. McCarthy Street Property, L.L.C.	Delaware Delaware
Minnesota Associates, L.L.C.	Delaware
Missouri Associates, L.L.C.	Delaware
Missouri Regency Associates, L.L.C.	Delaware
Montana Associates, L.L.C.	Illinois
Monterey Park Leasehold Mortgage, L.L.C.	Delaware
Mount Washington Property, L.L.C.	Delaware
Mt. Vernon Texas, L.L.C. Murray County, L.L.C.	Delaware Delaware
Newtown ALF Property, L.L.C.	Delaware
N.M. Bloomfield Three Plus One Limited Company	New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
Northridge Arkansas, L.L.C.	Delaware
Norwalk ALF Property, L.L.C.	Delaware
Oakland Nursing Homes, L.L.C.	Delaware
October Associates, L.L.C.	Delaware
Ogden Associates, L.L.C.	Delaware
Ohio Aviv, L.L.C.	Delaware
Ohio Aviv Three, L.L.C.	Delaware
Ohio Aviv Two, L.L.C.	Delaware
Ohio Pennsylvania Property, L.L.C.	Delaware
Omaha Associates, L.L.C.	Delaware
Orange ALF Property, L.L.C.	Delaware
Orange, L.L.C.	Illinois
Oregon Associates, L.L.C.	Delaware
Peabody Associates, L.L.C.	Delaware
Peabody Associates Two, L.L.C.	Delaware
Pomona Vista L.L.C.	Illinois
Prescott Arkansas, L.L.C.	Delaware
Raton Property Limited Company	New Mexico